Exhibit 10.5

EXECUTION COPY

REAFFIRMATION

September 21, 2011

Each of the undersigned hereby acknowledges receipt of a copy of that certain Third Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Third Amended and Restated Credit Agreement”; capitalized terms used herein and not defined shall have the meanings set forth in the Third Amended and Restated Credit Agreement) by and among United Stationers Supply Co., an Illinois corporation (the “Borrower”), United Stationers Inc., a Delaware corporation (the “USI”), the institutions from time to time party thereto as lenders and JPMorgan Chase Bank, National Association, as Agent (in such capacity, the “Agent”), which agreement amends, supersedes and restates in its entirety that certain Second Amended and Restated Credit Agreement, dated as of July 5, 2007, among the Borrower, USI, the institutions from time to time party thereto as lenders and the Agent, as such agreement has been amended from time to time.

Each of the undersigned (other than the Borrower) hereby reaffirms its unconditional guaranty of the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured Obligations pursuant to that certain Guaranty, dated as of March 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by each of the undersigned (other than the Borrower) in favor of the Agent.

Each of the undersigned hereby reaffirms the grant of a security interest in the Collateral pursuant to that certain Amended and Restated Pledge and Security Agreement, dated as of October 15, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), executed by each of the undersigned in favor of the Agent, and each other grant of security in the Loan Documents executed by it.

Each of the undersigned hereby acknowledges and agrees that, after giving effect to the Third Amended and Restated Credit Agreement, the Guaranty, the Security Agreement and each other Loan Document executed by it remains in full force and effect and is hereby ratified and confirmed.

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IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation to be executed by a duly authorized officer as of the date first written above.

UNITED STATIONERS INC.		UNITED STATIONERS FINANCIAL SERVICES LLC

By:	/s/ Robert J. Kelderhouse	By:	/s/ Robert J. Kelderhouse
Name:	Robert J. Kelderhouse	Name:	Robert J. Kelderhouse
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

UNITED STATIONERS SUPPLY CO.		UNITED STATIONERS TECHNOLOGY SERVICES LLC

By:	/s/ Robert J. Kelderhouse	By:	/s/ Robert J. Kelderhouse
Name:	Robert J. Kelderhouse	Name:	Robert J. Kelderhouse
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

LAGASSE, INC.		ORS NASCO, INC.

By:	/s/ Robert J. Kelderhouse	By:	/s/ Robert J. Kelderhouse
Name:	Robert J. Kelderhouse	Name:	Robert J. Kelderhouse
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

OKLAHOMA RIG, INC.		MBS DEV, INC.

By:	/s/ Fareed A. Khan	By:	/s/ Robert J. Kelderhouse
Name:	Fareed A. Khan	Name:	Robert J. Kelderhouse
Title:	Vice President	Title:	Vice President and Treasurer

OKLAHOMA RIG & SUPPLY CO. TRANS., INC.

By:	/s/ Fareed A. Khan
Name:	Fareed A. Khan
Title:	Vice President

Signature Page to

Reaffirmation